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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                      -------------------------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
               (Date of earliest event reported): November 1, 2001


                        COMMISSION FILE NUMBER 001-13715

                              BIG CITY RADIO, INC.

             (Exact name of registrant as specified in its charter)


               DELAWARE                                       13-3790661
       (State or other jurisdiction                          (I.R.S. Employer
     of incorporation or organization)                    Identification Number)


                110 EAST 42ND STREET, SUITE 1305, NEW YORK 10017
              (Address and zip code of principal executive offices)
                                 (212) 599-3510
              (Registrant's telephone number, including area code)

                          -----------------------------



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ITEM 2. ACQUISITIONS OR DISPOSITIONS OF ASSETS

On November 1, 2001, the Company issued a press release announcing that it had closed its sale of its four Phoenix radio stations to Hispanic Broadcasting Corporation for $34.0 million in cash. Attached as Exhibit 99.1 and 99.2 are unaudited financial statements of the Company on a pro forma basis to reflect the sale of its four Phoenix radio stations.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL

(b) Exhibits

EXHIBIT NO.       DESCRIPTION
-----------       -----------

      99.1 Unaudited pro forma consolidated balance sheet at September 30, 2001, as if at such date the sale of assets of the Phoenix Stations had been consummated.

      99.2 Unaudited pro forma consolidated financial statements for the year ended December 31, 2000 and the nine months ended September 30, 2001, as if at the beginning of the period the Company had completed the sale of assets of the Phoenix Stations.




                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  BIG CITY RADIO, INC.



                                  By:     /s/ PAUL R. THOMSON
                                     ---------------------------------------
                                              Paul R. Thomson
                                     VICE PRESIDENT, CHIEF FINANCIAL OFFICER
                                                AND TREASURER


Date: November 14, 2001


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